Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

AUGUST 2026 MONTHLY DIVIDEND AND

JULY 31, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	August 2026 Monthly Dividend of $0.10 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of July 31, 2026
●	Next Dividend Announcement Expected September 14, 2026

Vero Beach, Fla., August 12, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of August 2026. The dividend of $0.10 per share will be paid September 29, 2026 to holders of record of the Company’s common stock on August 31, 2026, with an ex-dividend date of August 31, 2026. The Company plans on announcing its next common stock dividend on September 14, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 12, 2026, the Company had 198,807,315 shares of common stock outstanding. As of July 31, 2026 and June 30, 2026, the Company had 199,603,438 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2026 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	May-26 -
									Jul-26	Jul-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in August)	in August)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$312,853	$270,606	2.40%	86.50	3.00%	3.52%	63	289	7.7%	7.8%	$8,213	$(8,392)
30yr 3.5	37,004	32,967	0.29%	89.09	3.50%	4.30%	82	258	18.7%	9.8%	984	(1,004)
30yr 4.0	46,981	43,623	0.39%	92.85	4.00%	4.77%	86	269	5.0%	8.9%	1,170	(1,208)
30yr 4.5	433,292	409,559	3.64%	94.52	4.50%	5.45%	31	325	6.3%	7.1%	9,704	(10,563)
30yr 5.0	2,152,263	2,085,963	18.53%	96.92	5.00%	6.00%	14	342	3.8%	4.7%	45,443	(50,881)
30yr 5.5	4,003,371	3,992,152	35.46%	99.72	5.50%	6.45%	14	342	6.7%	6.8%	73,647	(85,471)
30yr 6.0	3,017,573	3,075,322	27.31%	101.91	6.00%	6.92%	19	335	10.8%	12.4%	42,799	(52,804)
30yr 6.5	1,233,441	1,282,240	11.39%	103.96	6.50%	7.39%	21	333	20.5%	21.2%	13,265	(17,237)
30yr 7.0	51,728	54,548	0.48%	105.45	7.00%	7.92%	32	321	49.5%	37.3%	585	(719)
Total Pass-Through RMBS	11,288,506	11,246,980	99.90%	99.63	5.53%	6.47%	19	336	9.0%	9.8%	195,810	(228,279)
Total Structured RMBS	81,391	11,814	0.10%	14.52	3.38%	4.59%	140	203	10.2%	8.0%	(36)	27
Total Mortgage Assets	$11,369,897	$11,258,794	100.00%		5.52%	6.45%	20	336	9.0%	9.8%	$195,774	$(228,252)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Jan-27	$(1,706)	$1,706
10-Year Treasury Future(2)	(358,600)	May-33	(11,329)	10,940
10-Year Ultra Treasury Future(3)	(60,000)	Feb-36	(2,579)	2,464
ERIS SOFR Swap Futures	(10,000)	Sep-31	(177)	173
Swaps	(7,814,200)	Feb-31	(155,486)	150,459
Swaptions	(1,000,000)	Dec-31	(3,968)	6,385
TBA Short	(344,900)	Aug-26	(6,231)	7,480
Hedge Total	$(9,977,700)		$(181,476)	$179,607
Rate Shock Grand Total			$14,298	$(48,645)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Ten-year Treasury futures contracts were valued at prices of $108.00 at July 31, 2026. The market value of the short position was $387.3 million.
(3)	Ten-year Ultra Treasury futures contracts were valued at prices of $109.70 at July 31, 2026. The market value of the short position was $65.8 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2026
Fannie Mae	$5,873,581	52.2%
Freddie Mac	5,385,213	47.8%
Total Mortgage Assets	$11,258,794	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2026
Non-Whole Pool Assets	$559,519	5.0%
Whole Pool Assets	10,699,275	95.0%
Total Mortgage Assets	$11,258,794	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of July 31, 2026	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Securities, LLC	$556,368	5.1%	3.79%	8	8/19/2026
StoneX Financial Inc.	486,043	4.5%	3.79%	47	9/23/2026
Hidden Road Partners Civ US LLC	484,353	4.4%	3.76%	27	9/10/2026
Citigroup Global Markets Inc	480,218	4.4%	3.79%	16	9/21/2026
Marex Capital Markets Inc.	476,931	4.4%	3.77%	21	8/24/2026
ASL Capital Markets Inc.	472,828	4.3%	3.77%	26	9/21/2026
ABN AMRO Bank N.V.	467,180	4.3%	3.80%	24	8/27/2026
South Street Securities, LLC	458,067	4.2%	3.82%	37	11/13/2026
The Bank of Nova Scotia	448,480	4.1%	3.78%	19	8/21/2026
J.P. Morgan Securities LLC	440,027	4.0%	3.78%	3	8/3/2026
DV Securities, LLC Repo	422,084	3.9%	3.78%	23	8/27/2026
RBC Capital Markets, LLC	420,109	3.9%	3.78%	28	8/28/2026
Cantor Fitzgerald & Co	416,796	3.8%	3.77%	31	8/31/2026
Daiwa Securities America Inc.	407,688	3.7%	3.81%	36	9/23/2026
Banco Santander SA	402,148	3.7%	3.85%	74	10/13/2026
Clear Street LLC	398,804	3.7%	3.77%	17	8/20/2026
Goldman, Sachs & Co	387,203	3.6%	3.86%	27	8/27/2026
ING Financial Markets LLC	354,967	3.3%	3.78%	13	8/13/2026
TD Securities (USA) LLC	322,849	3.0%	3.78%	17	8/31/2026
Bank of Montreal	315,562	2.9%	3.82%	14	8/14/2026
Mirae Asset Securities (USA) Inc.	296,148	2.7%	3.79%	23	8/24/2026
Brean Capital, LLC	295,238	2.7%	3.77%	21	8/31/2026
MUFG Securities Canada, Ltd.	268,410	2.5%	3.76%	5	8/10/2026
Morgan Stanley & Co. LLC	257,017	2.4%	3.79%	8	8/10/2026
Mitsubishi UFJ Securities (USA), Inc.	235,060	2.2%	3.79%	21	8/21/2026
Nomura Securities International, Inc.	210,960	1.9%	3.76%	14	8/14/2026
Mizuho Securities USA LLC	179,143	1.6%	3.80%	12	8/12/2026
Natixis, New York Branch	136,113	1.2%	3.82%	17	8/21/2026
BNP Paribas Securities Corp.	134,744	1.2%	3.78%	10	8/10/2026
Merrill Lynch, Pierce, Fenner & Smith	134,563	1.2%	3.80%	31	8/31/2026
Mesirow Financial, Inc.	84,266	0.8%	3.79%	16	8/31/2026
Lucid Prime Fund, LLC	30,082	0.3%	3.79%	13	8/13/2026
Canyon Partners, LLC	23,512	0.2%	3.74%	14	8/14/2026
Total Borrowings	$10,903,961	100.0%	3.79%	23	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400